UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.01

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             shares of Common Stock

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DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

September 28, 2007

Dear Stockholder:

A special meeting (the “Meeting”) of the stockholders of Defined Strategy Fund Inc., Dow 30SM Enhanced Premium & Income Fund Inc., Dow 30SM Premium & Dividend Income Fund Inc., Global Income & Currency Fund Inc. and NASDAQ Premium Income & Growth Fund Inc., each a Maryland corporation (each a “Fund” and together, the “Funds”), will be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, November 13, 2007, at 9:00 a.m. (Eastern time), to vote on the proposal described in the enclosed combined proxy statement.

IQ Investment Advisors LLC (“IQ Advisors”) serves as investment adviser to each of the Funds. IQ Advisors has entered into subadvisory agreements (“Current Subadvisory Agreements”) with Nuveen Asset Management (“NAM”), a subsidiary of Nuveen Investments, Inc. (“Nuveen”), which, with respect to each Fund except Global Income & Currency Fund Inc., were transferred to another subsidiary of Nuveen, Nuveen HydePark Group, LLC (“HydePark”). On June 20, 2007, Nuveen, the parent company of HydePark and NAM, announced that it had entered into a definitive Agreement and Plan of Merger (the “Merger”) to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC.

The Merger, when it is consummated, will cause the Funds’ Current Subadvisory Agreements to be terminated pursuant to their terms. In order for the management of each Fund to continue uninterrupted after the Merger, we are asking the stockholders of each Fund to approve a new subadvisory agreement. Under the Current Subadvisory Agreement for each Fund, IQ Advisors compensates NAM or HydePark out of the fees it receives from the Funds for serving as their investment adviser, and the Funds are not required to pay any fees directly to NAM or HydePark for subadvisory services. The fees for services currently payable under each Fund’s existing Investment Advisory and Management Agreement with IQ Advisors will remain the same. Neither NAM nor HydePark anticipates any changes to its portfolio management team or other key personnel as a result of the Merger.

The Directors of your Fund recommend that you vote FOR the proposal to approve the new subadvisory agreement.

You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders of record who do not expect to vote in person at the Meeting are requested to complete, date and sign the form of proxy, if received by mail, and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Meeting via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-877-333-2259.

Sincerely,

Donald C. Burke

Secretary

Defined Strategy Fund Inc.
Dow 30 SM Enhanced Premium & Income Fund Inc. Dow 30 SM Premium & Dividend Income Fund Inc. Global Income & Currency Fund Inc.
NASDAQ Premium Income & Growth Fund Inc.

DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 13, 2007

TO THE STOCKHOLDERS OF

DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

NOTICE IS HEREBY GIVEN that a special meeting of Stockholders (the “Meeting”) of each of the above listed investment companies, each a Maryland corporation (each, a “Fund” and, collectively, the “Funds”), will be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on Tuesday, November 13, 2007 at 9:00 a.m. (Eastern time) for the following purposes:

(1) To approve a new subadvisory agreement between IQ Investment Advisors LLC and the Fund’s subadviser; and

(2) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Each Fund’s Board of Directors has fixed the close of business on September 13, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The Fund encourages stockholders to take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-877-333-2259.

By Order of the Board of Directors.

DONALD C. BURKE
New York, New York Dated: September 28, 2007

Secretary

Defined Strategy Fund Inc.

Dow 30SM Enhanced Premium & Income Fund Inc.

Dow 30SM Premium & Dividend Income Fund Inc.

Global Income & Currency Fund Inc.

NASDAQ Premium Income & Growth Fund Inc.

COMBINED PROXY STATEMENT

DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

SPECIAL MEETING OF STOCKHOLDERS

November 13, 2007

Introduction

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (each, a “Board” and collectively, the “Boards”) of each of Defined Strategy Fund Inc. (“Defined Strategy”), Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), Global Income & Currency Fund Inc. (“Global Income”) and NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”) (each a “Fund” and together the “Funds”), each a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a corporation under the laws of the State of Maryland, to be voted at a special meeting of Stockholders of each Fund (the “Meeting”). The Meeting is scheduled to be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on November 13, 2007 at 9:00 a.m. (Eastern time). The approximate mailing date of this Combined Proxy Statement is September 28, 2007.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided. Unless instructions to the contrary are marked, proxies will be voted for the approval of a new subadvisory agreement between IQ Investment Advisors LLC (the “Adviser”) and Nuveen HydePark Group, LLC. (“HydePark”) or Nuveen Asset Management (“NAM”), as applicable. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the address indicated above, by executing and delivering a later-dated proxy or, by a stockholder of record of a Fund, by voting in person at that Fund’s Meeting.

The Board of each Fund has fixed the close of business on September 13, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held and fractional votes for each fractional share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares indicated in Exhibit E. Persons who, to the knowledge of each Fund, beneficially own more than five percent of such Fund’s outstanding shares as of the Record Date are listed in Exhibit E under “Stock Ownership of Certain Beneficial Owners.”.

The Boards know of no business other than the approval of the new subadvisory agreements that may properly will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

ITEM 1. APPROVAL OF THE NEW SUBADVISORY AGREEMENT

Background

Pursuant to an investment advisory and management agreement between each Fund and the Adviser, the Adviser provides investment advisory, management and administrative services to the Funds. The Adviser has entered into subadvisory agreements (the “Current Subadvisory Agreements”), with NAM, a subsidiary of Nuveen Investments, Inc. (“Nuveen”). NAM acted as subadviser to each Fund until September 12, 2007. On that date, the Board of Defined Strategy, Dow 30 Enhanced, Dow 30 Premium and NASDAQ Premium met in person to approve, among other things, the transfer of those Funds’ Current Subadvisory Agreements to HydePark, another wholly-owned subsidiary of Nuveen. HydePark currently acts as subadviser with respect to Defined Strategy, Dow 30 Enhanced, Dow 30 Premium and NASDAQ Premium. NAM currently acts as subadviser only with respect to Global Income (NAM and HydePark are each a “Subadviser,” and collectively, the “Subadvisers”). Pursuant to each Current Subadvisory Agreement, the Adviser has delegated certain of its investment advisory responsibilities to the relevant Subadviser. The Subadvisers are responsible for implementing the investment strategies of their respective Funds.

Defined Strategy’s Current Subadvisory Agreement was last approved by stockholders on August 26, 2005 in connection with the prior change of control at Nuveen and the automatic termination of the Fund’s then-existing subadvisory agreement. In connection with the commencement of operations of the following Funds, the Current Subadvisory Agreements of Dow 30 Enhanced, Dow 30 Premium, Global Income, and NASDAQ Premium were approved by the Adviser, the initial stockholder of the Funds, on May 24, 2007, April 22, 2005, March 10, 2006, and January 22, 2007, respectively.

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger (the “Merger”) to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. (“Madison Dearborn”). If the Merger is approved by Nuveen stockholders, then Nuveen will cease to be a publicly traded company and will become a privately held company. The investor group will obtain financing either directly or through affiliates of Merrill Lynch & Co., Inc. (“Merrill Lynch”), Madison Dearborn, Citigroup, Deutsche Bank, Wachovia and Morgan Stanley. The Adviser is owned and controlled by Merrill Lynch.

Neither of the Subadvisers anticipates any changes to its portfolio management team or other key personnel as a result of the Merger.

The Merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen’s stockholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger and the expiration of certain regulatory waiting periods. The obligation of the investor group to consummate the Merger is not conditioned on its obtaining financing. There can be no assurance that the Merger described above will be consummated as contemplated or that necessary stockholder approvals will be obtained.

Upon completion of the Merger, each Current Subadvisory Agreement will automatically terminate under a provision in each Agreement that requires the termination of the Agreement in the event it is “assigned,” as required by Section 15 of the 1940 Act. The Merger will result in a change in control of the Subadvisers that is deemed to be an assignment of the Current Subadvisory Agreements. In order for a Subadviser to continue to serve as subadviser to a Fund, the stockholders of each Fund must approve a new subadvisory agreement. The enclosed Combined Proxy Statement gives you additional information on each proposed new subadvisory agreement between the Adviser and the respective Subadviser (the “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) for a Fund.

In anticipation of the consummation of the Merger, the Board of each Fund met in person on July 24, 2007 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its stockholders to approve a New Subadvisory Agreement that will take effect (if approved by stockholders of the

Funds) upon the termination of the Current Subadvisory Agreement. At an in person meeting on September 12, 2007, the Board of Defined Strategy, Dow 30 Enhanced, Dow 30 Premium and NASDAQ Premium considered the whether the New Subadvisory Agreements with respect to those Funds should be transferred to HydePark, in connection with the Boards’ approval of such Funds’ transfer of their Current Subadvisory Agreements to HydePark. At these Board meetings, and for the reasons discussed below (see “Board Considerations in Approving the New Subadvisory Agreements”), the Boards, including all of the Boards’ directors who are not “interested persons” (as defined in the 1940 Act) of the Funds, the Adviser or the Subadvisers (the “Independent Directors”), unanimously approved the New Subadvisory Agreements and unanimously recommended their approval by stockholders of the respective Funds in order to assure continuity of subadvisory services to the Funds after the Merger. The 1940 Act requires that with respect to each Fund, the New Subadvisory Agreement be approved by the Fund’s stockholders in order for it to become effective. In the event stockholders of a Fund do not approve the New Subadvisory Agreement, that Fund’s Board will take such action as it deems to be in the best interests of the Fund and its stockholders. A form of the New Subadvisory Agreement with respect to HydePark is attached as Exhibit A and a form of the New Subadvisory Agreement with respect to NAM is attached as Exhibit B.

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement

The terms of each New Subadvisory Agreement, including fees payable to the Subadviser by the Adviser under the Agreement, are substantially identical to those of the respective Current Subadvisory Agreement, except for the dates of effectiveness and termination. If approved by stockholders of a Fund, the New Subadvisory Agreement will expire two years from the date it is signed, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The following discussion provides a comparison of certain terms of the Current Subadvisory Agreements to the terms of the New Subadvisory Agreements.

Investment Management Services. The investment advisory services to be provided by the Subadvisers to the Funds under the New Subadvisory Agreements will be the same as those services provided by the Subadvisers to the Funds under the Current Subadvisory Agreements. Both the Current Subadvisory Agreements and New Subadvisory Agreements provide that, subject to the supervision, direction and approval of the Adviser and the relevant Board, the Subadvisers will conduct a continual program of investment, evaluation, sale, and reinvestment of the respective Fund’s assets. In addition, each Subadvisory Agreement provides that the Subadviser will carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith and use reasonable care in rendering the services it agrees to provide under the Subadvisory Agreement. The investment advisory services will be provided by the same Subadviser personnel under the New Subadvisory Agreement as under the Current Subadvisory Agreement. The Subadvisers do not anticipate that the Merger will have any adverse effect on the performance of their obligations under the New Subadvisory Agreements.

Fees. The fees to be paid to a Subadviser under a Fund’s New Subadvisory Agreement are identical to the fees paid to that Subadviser under that Fund’s Current Subadvisory Agreement. Specifically, under the Current Subadvisory Agreements and the New Subadvisory Agreements, the Adviser pays the Subadvisers a monthly fee at the annual rate shown in the table below of the Fund’s aggregate average daily net assets plus borrowings for any leverage and other investment purposes.

Fund	Subadvisory Fee Rate
Defined Strategy	0.35%
Dow 30 Enhanced	0.39%
Dow 30 Premium	0.39%
Global Income	0.40%
NASDAQ Premium	0.39%

Under both the Current Subadvisory Agreements and the New Subadvisory Agreements, the Subadvisers have no right to obtain compensation directly from the Funds for services provided under the Subadvisory Agreements and look solely to the Adviser for payment of fees due. The following table shows the fees paid to the Subadvisers by the Adviser for each Fund’s most recent fiscal year for services performed under the Current Subadvisory Agreements.

Fund	Subadvisory Fee Paid ($)
Defined Strategy	432,311
Dow 30 Enhanced[1]	495,839
Dow 30 Premium	859,971
Global Income[2]	381,658
NASDAQ Premium[3]	792,236

[1]	Represents fees paid from the Fund’s inception on May 24, 2007 through August 31, 2007.
[2]	Represents fees paid from the Fund’s inception on April 25, 2006 through the fiscal year ending December 31, 2006.
[3]	Represents fees paid from the Fund’s inception on January 25, 2007, through August 31, 2007.

The table set forth in Exhibit D lists other funds advised by HydePark and NAM, the net assets of those funds and the management fees that HydePark or NAM received from those funds during the fiscal years ended on the dates noted.

Payment of Expenses. Under both the Current Subadvisory Agreement and the New Subadvisory Agreement, each Subadviser will bear all expenses (excluding expenses to be borne by a Fund as described in the Subadvisory Agreement) in connection with the performance of its services under its respective Subadvisory Agreement. The expenses to be borne by a Fund under its New Subadvisory Agreement are the same as in its Current Subadvisory Agreement.

Limitation on Liability. The Current Subadvisory Agreements and New Subadvisory Agreements each generally provide that, except as provided in the Subadvisory Agreements and as may otherwise be provided by applicable law, the Adviser and the Subadvisers will not be liable to each other, the respective Fund or any stockholder of the respective Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of services rendered under the Subadvisory Agreements, except that the Adviser and the Subadvisers will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of reckless disregard of their respective obligations and duties under the Agreements.

Continuance. Each Current Subadvisory Agreement was effective for an initial term of two years and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If the stockholders of a Fund approve the New Subadvisory Agreement for that Fund, the New Subadvisory Agreement will expire two years from the date it is signed, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The Current Subadvisory Agreements and the New Subadvisory Agreements both contain the same provisions regarding continuance of the Agreement, with the exception of the dates of effectiveness and termination.

Termination. Each Current Subadvisory Agreement and New Subadvisory Agreement provides for termination without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon 60 days’ written notice to the Fund and the Adviser. As with the Current Subadvisory Agreement, the New Subadvisory Agreement for each Fund also will terminate automatically in the event of assignment or in the event of the assignment or termination of the investment advisory and management agreement between the Adviser and the respective Fund.

Information about the Subadvisers

HydePark and NAM, each registered investment advisers, are wholly-owned subsidiaries of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $172 billion in assets under management as of June 30, 2007. Nuveen is a publicly traded company and is listed on the New York Stock Exchange and trades under the symbol “JNC.”

The business address of the Subadvisers, Nuveen and each director and/or principal executive officer of the Subadvisers is 333 West Wacker Drive, Chicago, Illinois 60606. The names and principal occupations of the directors and/or officers of each Subadviser are set forth in Exhibit C.

Stockholder Approval

To become effective, each New Subadvisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the respective Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund. The New Subadvisory Agreements were approved by the respective Boards on behalf of each Fund after consideration of all factors determined to be relevant to their deliberations, including those discussed below. Each Fund’s Board authorized the submission of the New Subadvisory Agreement for consideration by the Fund’s stockholders in this Combined Proxy Statement.

Board Considerations in Approving the New Subadvisory Agreement

At meetings held on July 24 and September 12, 2007, each Fund’s Board, including the Independent Directors, unanimously approved that Fund’s New Subadvisory Agreement between the Adviser and the respective Subadviser.

The Approval Process. In considering approval of the New Subadvisory Agreements between the Adviser and the Subadvisers, the Boards received and discussed various materials provided to them in advance of the meetings which included, among other things, a copy of the form of New Subadvisory Agreement, the materials the Boards had received in connection with their consideration and approval of the Current Subadvisory Agreements, due diligence materials from the Subadvisers and a report on the Merger. In addition, the Board considered materials received at previous meetings of the Boards regarding the Funds.

At the July 24, 2007 Board meeting, representatives of the Subadvisers made a presentation regarding the Merger and responded to questions from the Boards. The Independent Directors discussed the presentation given at the meeting by representatives of the Subadvisers and the materials distributed in connection therewith, which provided information about the transaction that would cause the change in control of the Subadvisers. The Independent Directors met privately with their legal counsel to review the Boards’ duties in reviewing a subadvisory agreement and approving the New Subadvisory Agreements. The Boards considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Subadvisers; (b) the investment performance of the Funds and the Subadvisers; (c) the costs of the services to be provided and profits to be realized by the Subadvisers from their relationship with the Funds; and (d) the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

At the September 12, 2007 Board meeting, the Boards of Defined Strategy, Dow 30 Enhanced, Dow 30 Premium and NASDAQ Premium considered transferring the New Subadvisory Agreements relating to such Funds to HydePark, referring to the same information and factors they considered at the July 24, 2007 Board meeting. The Board also considered additional information relating to HydePark, which the Boards had noted in approving the transfer of those Funds Current Subadvisory Agreements from NAM to HydePark.

A. Nature, Extent and Quality of Services

In connection with their consideration of each New Subadvisory Agreement, the Boards considered representations by the Adviser and the Subadvisers that there would be no diminution in the services to be rendered to a Fund by the Adviser and the Subadvisers, respectively, as a result of the change in control of the Subadvisers and the effectiveness of the New Subadvisory Agreement. The Boards noted that representatives of the Subadvisers stated that they did not anticipate any change in their personnel responsible for providing services to a Fund, and in particular that the investment and compliance personnel were not expected to change as a result of the change in control of the Subadvisers.

In reviewing the New Subadvisory Agreements, the Boards focused on the experience of the Subadvisers in managing registered funds. The Boards considered the reputation and investment experience of the Subadvisers and their investment professionals who would continue to serve as portfolio managers after the change in control. The Boards noted the representations of the Subadvisers that the change in control would have no adverse effect on the experience, resources and strengths of the Subadvisers in managing investment companies. The Boards then discussed the Subadvisers’ anticipated financial condition after the change in control. The Boards noted statements from the Subadvisers’ representatives that the financial position of the Subadvisers would not be negatively affected by the Merger. The Boards also considered representations from the Subadvisers that the change in control would not have an effect on the Subadvisers’ compliance personnel or compliance procedures. The Boards then discussed the due diligence performed by officers of the Adviser regarding the Subadvisers. Based on the discussions held and the materials presented at these meetings and prior meetings, the Boards determined that the proposed change in control of the Subadvisers would not likely cause an adverse change in the nature, extent and quality of the services to be provided by the Subadvisers under the New Subadvisory Agreements. In addition, the Boards were of the view that the Subadvisers had evidenced a commitment to maintaining a culture of compliance which would continue after the Merger.

B. The Investment Performance of the Funds and the Subadvisers

The Boards reviewed the investment performance of the Funds, and primarily based their evaluation of a Subadviser on a Fund’s performance for the period that the Subadviser managed that Fund’s investment program. The Boards also reviewed each Subadviser’s performance with regard to other registered investment companies with investment strategies similar to the those of the Funds. The Boards did not specifically consider the Subadvisers’ performance with respect to most other accounts they manage, because these accounts might have investment objectives, policies or restrictions different from those of the Funds. The Boards considered the reputation and investment experience of the Subadvisers and their investment professionals, taking into account the Subadvisers’ historical position as leading sponsors of unit investment trusts (“UITs”), including UITs involving similar management techniques as those employed by the Funds. The Boards discussed the experience, resources and strengths of the Subadvisers in managing or sponsoring investment companies. The Boards also considered the experience of the Funds’ portfolio managers and discussions held with the managers regarding implementation of the Funds’ respective investment programs. Following their deliberations, the Boards concluded that, while past performance is not an indicator of future performance, the Subadvisers, as applicable, should likely be able to continue to effectively implement a Fund’s investment strategy in attempting to meet a Fund’s investment objectives.

C. Fees and Profitability of the Subadvisers

The Boards considered representations by the Adviser and the Subadvisers that there would be no change in the allocation of the management fees between the Adviser and Subadvisers in relation to the services provided by a Subadviser, as a result of the change in control of Nuveen and the effectiveness of the New Subadvisory Agreements. In considering the compensation to be paid to the Subadvisers, noting that no change to such compensation from that payable under the Current Subadvisory Agreements were proposed, the Boards referred to the materials presented and discussions held in connection with their consideration of the Current Subadvisory Agreement for their respective Fund. The Boards noted that in connection with such considerations they had received and reviewed fee comparison data from Lipper Inc. (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. In reviewing that data, the Boards noted that the subadvisory fee with respect to each Fund was at a level that continued to be reasonable and similar to that of comparable funds. Taking into account the totality of the information and materials provided to them at these meetings and at prior meetings, including, among other things, the fact that the subadvisory fees were negotiated by the Adviser on an arm’s length basis, the Boards concluded that the subadvisory fees proposed under each New Subadvisory Agreement continued to be reasonable for the services being rendered.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

The Boards also considered whether any Fund would be able to participate in any economies of scale that a Subadviser may experience given present asset levels of that Fund. On this point, the Boards noted the uncertainty of the asset levels of the Funds going forward, including the fact that the Funds offer to repurchase their shares annually and that Defined Strategy is scheduled to terminate after a five-year term. The Boards discussed the renewal requirements for investment advisory agreements in general, and determined that they would revisit this issue from time to time.

The Boards’ Conclusions About the New Subadvisory Agreements

The Boards examined the totality of the information they were provided and did not identify any single factor discussed previously as controlling. The Boards, including all of the Independent Directors, concluded that the terms of each New Subadvisory Agreement were fair and reasonable, that each Subadviser’s fees are reasonable in light of the services provided to each respective Fund, and that each New Subadvisory Agreement should be approved and recommended to the respective Fund’s stockholders.

Recommendation of the Board of Directors

The Board of each Fund unanimously recommends that stockholders of their Fund vote “FOR” approval of the New Subadvisory Agreement.

Additional Information

Expenses and Methods of Proxy Solicitation. The expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying Notice and this Combined Proxy Statement will be borne [by the Subadvisers]. The Subadvisers will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum and vote at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Funds. If, by the time scheduled for the Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies from stockholders. Any Meeting convened on the date it was called may be adjourned without further notice for up to 120 days after the original record date for that Meeting. The Funds have retained Broadridge Financial Services, 51 Mercedes Way, Edgewood, New York 11717, to assist in the solicitation of proxies at a cost of approximately $3,700 per Fund. As stated above, these costs will be borne [by the Subadvisers].

Quorum. The presence in person or by proxy of the holders of shares of stock of a Fund entitled to cast a majority of all of the votes entitled to be cast at the Fund’s Meeting shall constitute a quorum with respect to that Fund. The quorum requirements for each Fund must be met separately by each Fund.

Voting Requirement. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the votes will be cast “FOR” the proposal to approve the New Subadvisory Agreement.

Assuming a quorum is present at each Meeting, approval of the New Subadvisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

Broker Non-Votes and Abstentions. Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange (“NYSE”), in certain, non-routine matters, such as the approval of the New Subadvisory Agreement (Item 1), a broker member may not authorize any proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.” MLPF&S has advised the Funds that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. With respect to the proposal to approve the New Subadvisory Agreements, broker non-votes and abstentions will have the same effect as a negative vote on the proposal, although they will be considered present for purposes of determining the presence of a quorum at the Meeting.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the stockholders represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” the proposal to approve the New Subadvisory Agreement.

Other Matters. The Board of each Fund knows of no other matters that may properly be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournment or postponement thereof, the persons named as proxy holders on the enclosed form of proxy will vote the shares represented by properly executed proxies according to their discretion on those matters.

Effective October 2, 2006, IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”), P.O. Box 9011, Princeton, NJ 08543-9011. The Administration Agreement provides that IQ Advisors will pay the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of each Fund’s average daily net assets for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Funds for these services. The Administrator is an indirect subsidiary of BlackRock, Inc.

Information About the Adviser. IQ Investment Advisors LLC serves as adviser to the Funds, and also provides certain administrative services to the Funds. The address of the Adviser and its officers and principals is 4 World Financial Center, 6th Floor, New York, New York 10080. The Adviser is an indirect subsidiary of Merrill Lynch & Co, Inc.

Report Delivery. Each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to any stockholder upon request. Such requests should be directed to the attention of the Fund Secretary, P.O. Box 9011, Princeton, NJ 08543-9011, Attention: Donald C. Burke, or call 1-877-449-4742. A copy will also be available on www.IQIAFunds.com.

Delivery of Proxy Materials. A single Combined Proxy Statement and Notice of Special Meeting of Stockholders will be delivered to two or more stockholders who share an address, unless the Funds have received contrary instructions from one or more stockholders. The Funds will furnish, without charge, upon request, a separate copy of the Combined Proxy Statement and Notice of Special Meeting of Stockholders to any stockholder at a shared address to which a single copy was delivered. Further, stockholders who share an address and are receiving multiple copies of the Combined Proxy Statement and Notice of Special Meeting of Stockholders may contact the Funds in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of the Funds’ Secretary at: P.O. Box 9011, Princeton, New Jersey, 08543-9011, Attention: Donald C. Burke, or call 1-877-449-4742.

Stockholder Proposals. Each Fund’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the Fund, not later than 5:00 p.m. (Eastern time) on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2008 Annual Meeting must be received by the Secretary of the Fund on or after October 18, 2007 and prior to 5:00 p.m. (Eastern Time) on November 17, 2007. Also, under the rules of the Securities and Exchange Commission, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2008 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the Fund must receive it on or before November 17, 2007. All nominations and proposals must be in writing. Written proposals and notices should be sent to the Secretary of the Fund, P.O. Box 9011, Princeton, NJ 08543-9011, Attention: Donald C. Burke.

By Order of the Board of Directors,

DONALD C. BURKE

Secretary

Defined Strategy Fund Inc.

Dow 30SM Enhanced Premium & Income Fund Inc.

Dow 30SM Premium & Dividend Income Fund Inc.

Global Income & Currency Fund Inc.

NASDAQ Premium Income & Growth Fund Inc.

Dated: September 28, 2007

Exhibit A

FORM OF

INVESTMENT SUBADVISORY AGREEMENT

ENTERED INTO BETWEEN

IQ INVESTMENT ADVISORS LLC

AND

NUVEEN HYDEPARK GROUP, LLC

This Investment Subadvisory Agreement (the “Agreement”) is entered into as of [        ], 2007 by and between IQ Investment Advisors LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Adviser”), and Nuveen HydePark Group, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Subadviser”).

WHEREAS, the Adviser and [        ] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a corporation under the laws of the State of [        ], have entered into an Investment Advisory and Management Agreement dated as of [        ], 2007, (the “Investment Advisory Agreement”), a copy of which is attached as Exhibit A to this Agreement;

WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to the Fund;

WHEREAS, the Investment Advisory Agreement provides that the Adviser may engage a duly organized subadviser, to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement, provided that the Adviser obtains the consent and approval of the Board of Directors of the Fund (the “Board”), a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, in accordance with the requirements of the 1940 Act, and otherwise complies with the shareholder voting requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser and the Fund in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

1. Investment Description; Appointment

(a) Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objectives, policies and limitations specified in the prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-2, as may be periodically amended. The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of any financial statement or report prepared for the Fund with respect to the Fund by certified or independent auditors, and with copies of any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency. The Adviser also will inform the Subadviser of any material results of any audits or examinations by regulatory authorities pertaining directly to the Subadviser’s responsibilities for the Fund.

(b) Appointment of Subadviser. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

2. Services as Subadviser

Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (d) price such Fund securities as the Adviser and Subadviser will mutually agree upon from time to time; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); and (f) employ professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(i) The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Adviser and the Board as either or both will from time to time reasonably request.

(ii) The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. The Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

(iii) The Subadviser will comply with Board Procedures provided to the Subadviser by the Adviser or the Fund. The Subadviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(iv) The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it will provide to the Adviser and the Fund upon any reasonable request. The Subadviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Adviser for purposes of filing any required reports with the Securities and Exchange Commission or such other regulator having appropriate jurisdiction.

(v) The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Subadviser will manage the Fund’s assets in accordance with the Fund’s investment objectives and policies as stated in the Prospectus. The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations thereunder, any SEC no-action letter or order applicable to the Fund, and any applicable state securities law or regulation. The Adviser will provide the Subadviser with copies of any such SEC no-action letter or order. The Subadviser agrees to perform its duties hereunder in complete compliance with Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, including providing the Fund’s Chief Compliance Officer and/or Board with such information, reports and certifications as they may reasonably request.

3. Information and Reports

(a) The Subadviser will keep the Fund and the Adviser informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Adviser. Upon written request of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser will permit representatives of the Fund or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) Attached hereto as Appendix A is a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

(c) The Subadviser also will provide the Adviser with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the SEC. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or Statement of Additional Information, as amended from time to time (“SAI”) is (or will become) inaccurate or incomplete.

4. Standard of Care

The Subadviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5. Subadviser’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers that the Subadviser, in its sole discretion, selects. To that end, the Subadviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in the Fund’s current Prospectus, in connection with the selection of brokers and dealers to execute portfolio transactions, the Subadviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of such brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Subadviser will identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund as well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Subadviser, the Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For its services, the Adviser shall pay the Subadviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of [        ] % of an aggregate of (i) the Fund’s average daily net assets and (ii) the proceeds of any outstanding borrowings used for leverage (“average daily net assets” means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of outstanding preferred stock), commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s average daily net assets. The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7. Expenses

The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

8. Services to Other Companies or Accounts

The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

9. Affiliated Brokers

The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

10. Custody

Nothing in this Agreement will require the Subadviser to take or receive physical possession of cash, securities, or other investments of the Fund.

11. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement will become effective on [        ], 2007 (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon 60 days’ written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

(c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund.

12. Representations and Covenants of the Adviser

The Adviser represents and covenants to the Subadviser as follows:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory of industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It acknowledges that it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(g) The Fund is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

(h) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above, and upon receipt of such notice, the Adviser will promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

13. Representations and Covenants of the Subadviser

The Subadviser represents and covenants to the Adviser as follows:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

(h) It is not the subject of any proceeding, investigation or inquiry brought by the SEC, the NASD, Inc. (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15. Records

(a) Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain for the Fund, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s responsibilities under this Agreement (the “Fund’s Books and Records”).

(b) Ownership of Records. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the Fund’s Books and Records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser. The Subadviser agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

16. Confidentiality.

(a) Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court of competent jurisdiction.

(b) Non-Disclosure Exceptions. The Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

17. Limitation of Liability; Indemnification

(a) Limitation of Liability. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

(b) Subadviser Indemnity to the Adviser. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

(c) The Adviser Indemnity to Subadviser. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

(d) Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

18. Survival

All representations and warranties made by the Subadviser and the Adviser in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

19. Limitation on Consultation

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

20. Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

21. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

22. Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

23. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

IQ INVESTMENT ADVISORS LLC

By:
Name:
Title:

NUVEEN HYDEPARK GROUP, LLC

By:
Name:
Title:

APPENDIX A

LIST OF AFFILIATES

EXHIBIT A

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

ENTERED INTO BETWEEN

IQ INVESTMENT ADVISORS LLC

AND

FUND

Exhibit B

FORM OF

INVESTMENT SUBADVISORY AGREEMENT

ENTERED INTO BETWEEN

IQ INVESTMENT ADVISORS LLC

AND

NUVEEN ASSET MANAGEMENT

This Investment Subadvisory Agreement (the “Agreement”) is entered into as of [        ], 2007 by and between IQ Investment Advisors LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Adviser”), and Nuveen Asset Management, a corporation duly organized and existing under the laws of the State of Delaware (the “Subadviser”).

WHEREAS, the Adviser and [        ] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a corporation under the laws of the State of [        ], have entered into an Investment Advisory and Management Agreement dated as of [        ], 2007, (the “Investment Advisory Agreement”), a copy of which is attached as Exhibit A to this Agreement;

WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to the Fund;

WHEREAS, the Investment Advisory Agreement provides that the Adviser may engage a duly organized subadviser, to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement, provided that the Adviser obtains the consent and approval of the Board of Directors of the Fund (the “Board”), a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, in accordance with the requirements of the 1940 Act, and otherwise complies with the shareholder voting requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser and the Fund in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

1. Investment Description; Appointment

(a) Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objectives, policies and limitations specified in the prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-2, as may be periodically amended. The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of any financial statement or report prepared for the Fund with respect to the Fund by certified or independent auditors, and with copies of any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency. The Adviser also will inform the Subadviser of any material results of any audits or examinations by regulatory authorities pertaining directly to the Subadviser’s responsibilities for the Fund.

(b) Appointment of Subadviser. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

2. Services as Subadviser

Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (d) price such Fund securities as the Adviser and Subadviser will mutually agree upon from time to time; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); and (f) employ professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(i) The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Adviser and the Board as either or both will from time to time reasonably request.

(ii) The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. The Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

(iii) The Subadviser will comply with Board Procedures provided to the Subadviser by the Adviser or the Fund. The Subadviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(iv) The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it will provide to the Adviser and the Fund upon any reasonable request. The Subadviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Adviser for purposes of filing any required reports with the Securities and Exchange Commission or such other regulator having appropriate jurisdiction.

(v) The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Subadviser will manage the Fund’s assets in accordance with the Fund’s investment objectives and policies as stated in the Prospectus. The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations thereunder, any SEC no-action letter or order applicable to the Fund, and any applicable state securities law or regulation. The Adviser will provide the Subadviser with copies of any such SEC no-action letter or order. The Subadviser agrees to perform its duties hereunder in complete compliance with Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, including providing the Fund’s Chief Compliance Officer and/or Board with such information, reports and certifications as they may reasonably request.

3. Information and Reports

(a) The Subadviser will keep the Fund and the Adviser informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Adviser. Upon written request of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser will permit representatives of the Fund or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) Attached hereto as Appendix A is a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

(c) The Subadviser also will provide the Adviser with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the SEC. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or Statement of Additional Information, as amended from time to time (“SAI”) is (or will become) inaccurate or incomplete.

4. Standard of Care

The Subadviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5. Subadviser’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers that the Subadviser, in its sole discretion, selects. To that end, the Subadviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in the Fund’s current Prospectus, in connection with the selection of brokers and dealers to execute portfolio transactions, the Subadviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of such brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Subadviser will identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund as well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Subadviser, the Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For its services, the Adviser shall pay the Subadviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of [        ] % of an aggregate of (i) the Fund’s average daily net assets and (ii) the proceeds of any outstanding borrowings used for leverage (“average daily net assets” means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of outstanding preferred stock), commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s average daily net assets. The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7. Expenses

The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

8. Services to Other Companies or Accounts

The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

9. Affiliated Brokers

The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

10. Custody

Nothing in this Agreement will require the Subadviser to take or receive physical possession of cash, securities, or other investments of the Fund.

11. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement will become effective on [        ], 2007 (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon 60 days’ written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

(c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund.

12. Representations and Covenants of the Adviser

The Adviser represents and covenants to the Subadviser as follows:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory of industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It acknowledges that it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(g) The Fund is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

(h) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above, and upon receipt of such notice, the Adviser will promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

13. Representations and Covenants of the Subadviser

The Subadviser represents and covenants to the Adviser as follows:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

(h) It is not the subject of any proceeding, investigation or inquiry brought by the SEC, the NASD, Inc. (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15. Records

(a) Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain for the Fund, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s responsibilities under this Agreement (the “Fund’s Books and Records”).

(b) Ownership of Records. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the Fund’s Books and Records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser. The Subadviser agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

16. Confidentiality.

(a) Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court of competent jurisdiction.

(b) Non-Disclosure Exceptions. The Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

17. Limitation of Liability; Indemnification

(a) Limitation of Liability. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

(b) Subadviser Indemnity to the Adviser. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

(c) The Adviser Indemnity to Subadviser. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

(d) Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

18. Survival

All representations and warranties made by the Subadviser and the Adviser in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

19. Limitation on Consultation

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

20. Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

21. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

22. Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

23. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

IQ INVESTMENT ADVISORS LLC

By:
Name:
Title:

NUVEEN ASSET MANAGEMENT

By:
Name:
Title:

APPENDIX A

LIST OF AFFILIATES

EXHIBIT A

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

ENTERED INTO BETWEEN

IQ INVESTMENT ADVISORS LLC

AND

FUND

Exhibit C

Directors and/or Officers of the Subadvisers

The names and principal occupation of officers and/or directors of the Subadvisers are set forth below.

Officers of HydePark

Name	Principal Occupation
David E. Tierney	Senior Managing Director and Chief Investment Officer of Nuveen HydePark Group, LLC and Richards & Tierney, Inc.

Thomas M. Richards	Senior Managing Director of Nuveen HydePark Group, LLC and Richards & Tierney, Inc.

M. Ann Posey	Managing Director and Assistant Secretary of Nuveen HydePark Group, LLC and Richards & Tierney, Inc.

Charles McPike	Managing Director and Assistant Secretary of Nuveen HydePark Group, LLC and Richards & Tierney, Inc.

John Simmons	Managing Director and Assistant Secretary of Nuveen HydePark Group, LLC and Richards & Tierney, Inc.

John Gambla[1]	Managing Director of Nuveen Asset Management, Nuveen HydePark Group, LLC and Richards & Tierney, Inc.

Rob Guttschow[1]	Managing Director of Nuveen Asset Management, Nuveen HydePark Group, LLC and Richards & Tierney, Inc.

Michael N. Lindh	Vice President and Assistant Secretary of Nuveen HydePark Group, LLC and Richards & Tierney, Inc.

Peter H. D’Arrigo

Vice President and Treasurer of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Holdings, Inc., NWQ Investments Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc.; Vice President and Treasurer of funds in Nuveen fund complex.

Mary E. Keefe	Managing Director and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Asset Management, Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Rittenhouse Asset Management, Inc. and Santa Barbara Asset Management LLC; Managing Director and Assistant Secretary Nuveen Investments Institutional Services Group LLC; Vice President and Chief Compliance Officer of Nuveen HydePark Group, LLC, Richards & Tierney, Inc.

John L. MacCarthy

Senior Vice President and Secretary of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc.

[1]	Effective September 30, 2007

Name	Principal Occupation
Larry W. Martin

Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Investments, Inc., Rittenhouse Asset Management, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, Nuveen Asset Management, Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc.; Vice President and Assistant Secretary of funds in Nuveen fund complex.

Kevin J. McCarthy

Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, Rittenhouse Asset Management, Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc.; Vice President and Secretary of funds in Nuveen fund complex.

Gifford R. Zimmerman	Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC, Nuveen Asset Management and Rittenhouse Asset Management, Inc; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC, NWQ Holdings, LLC, Nuveen Investments Advisers Inc., Nuveen HydePark Group, LLC and Richards & Tierney, Inc.; Chief Administrative Officer of funds in Nuveen fund complex.

Officers and Directors of NAM

Name	Principal Occupation
John P. Amboian	Chief Executive Officer and Director of Nuveen Investments, Inc., Nuveen Asset Management, Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.

Peter H. D’Arrigo	Vice President and Treasurer of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Assistant Treasurer of NWQ Investments Management Company, LLC; Treasurer of Santa Barbara Asset Management, LLC; Vice President and Treasurer of funds in Nuveen fund complex.

William M. Fitzgerald	Managing Director and Chief Investment Officer of Nuveen Asset Management; Vice President of Nuveen Investments Advisers Inc.; Vice President of funds in Nuveen fund complex.

Sherri A. Hlavacek	Vice President and Corporate Controller of Nuveen Asset Management, Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Institutional Services Group LLC and Nuveen Investments Holdings, Inc.

Mary E. Keefe	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Asset Management, Nuveen Investments, LLC, and Nuveen Investments Advisers Inc.; and Chief Compliance Officer of Symphony Asset Management LLC, Santa Barbara Asset Management LLC, HydePark Investment Strategies, LLC, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.

Name	Principal Occupation
John L. MacCarthy	Senior Vice President and Secretary of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management (also a Director) , Rittenhouse Asset Management, Inc., Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; Assistant Secretary of NWQ Investment Management Company, LLC and Tradewinds Global Investors, LLC; Secretary of Symphony Asset Management LLC and Santa Barbara Asset Management, LLC.

Larry W. Martin	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Investments, Inc., Rittenhouse Asset Management, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, Nuveen Asset Management and Nuveen Investments Advisers Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of funds in Nuveen fund complex.

Kevin J. McCarthy	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Vice President and Secretary of funds in Nuveen fund complex.

Glenn R. Richter	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc.; Executive Vice President of Nuveen Asset Management (also a Director), Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC and Nuveen Asset Management; Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc.; Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc.; Chief Administrative Officer of funds in Nuveen fund complex.

Exhibit D

Funds Advised by HydePark and NAM with Similar Investment Objectives

The following table lists certain information regarding funds for which HydePark or NAM provides investment advisory services, other than the Funds that are addressed by this Combined Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Adviser/ Subadviser	Net Assets ($) as of the Record Date	Management Fee (as a percentage of average daily net assets) (%)

D-1

Exhibit E

Defined terms used in this Exhibit and not otherwise defined shall have the same meanings as in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Shares Outstanding as of Record Date		Fiscal Year End
Defined Strategy	[insert	]	September 30
Dow 30 Enhanced	[insert	]	December 31
Dow 30 Premium	[insert	]	December 31
Global Income	[insert	]	December 31
NASDAQ Premium	[insert	]	December 31

Board and Committee Meetings

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of July 31, 2007, none of the Directors or officers of any Fund owned any of the common stock of any Fund.

Based on a review of the most recent filings with the SEC, Fund management acknowledges that there are holders of 5% or more of [INSERT FUNDS]. To the knowledge of Fund management, no transactions have occurred between these Funds and holders.

E-1

Code # IQ Proxy-1107

COMMON STOCK

DEFINED STRATEGY FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of Defined Strategy Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Donald C. Burke and Colleen R. Rusch, or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them attend the Special Meeting of the Stockholders of the Fund to be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 at 9:00, a.m., local time, on Tuesday, November 13, 2007, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned stockholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN IQ INVESTMENT ADVISORS LLC AND NUVEEN HYDEPARK GROUP, LLC	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears on the records of the Fund and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2007

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of Dow 30SM Enhanced Premium & Income Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Donald C. Burke and Colleen R. Rusch, or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them attend the Special Meeting of the Stockholders of the Fund to be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 at 9:00, a.m., local time, on Tuesday, November 13, 2007, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned stockholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN IQ INVESTMENT ADVISORS LLC AND NUVEEN HYDEPARK GROUP, LLC	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears on the records of the Fund and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2007

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of Dow 30SM Premium & Dividend Income Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Donald C. Burke and Colleen R. Rusch, or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them attend the Special Meeting of the Stockholders of the Fund to be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 at 9:00, a.m., local time, on Tuesday, November 13, 2007, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned stockholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN IQ INVESTMENT ADVISORS LLC AND NUVEEN HYDEPARK GROUP, LLC	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears on the records of the Fund and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2007

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

GLOBAL INCOME & CURRENCY FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of Global Income & Currency Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Donald C. Burke and Colleen R. Rusch, or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them attend the Special Meeting of the Stockholders of the Fund to be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 at 9:00, a.m., local time, on Tuesday, November 13, 2007, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned stockholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN IQ INVESTMENT ADVISORS LLC AND NUVEEN ASSET MANAGEMENT	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears on the records of the Fund and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2007

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of NASDAQ Premium Income & Growth Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Donald C. Burke and Colleen R. Rusch, or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them attend the Special Meeting of the Stockholders of the Fund to be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 at 9:00, a.m., local time, on Tuesday, November 13, 2007, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned stockholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN IQ INVESTMENT ADVISORS LLC AND NUVEEN HYDEPARK GROUP LLC	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears on the records of the Fund and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2007

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope